UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of report) November 16, 2023

(Date of earliest event reported) November 14, 2023

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 East Fifth Street

Tulsa, OK 74103

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (918) 947-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 14, 2023, Caron A. Lawhorn, the senior vice president and chief financial officer of ONE Gas, Inc. (the “Company”), notified the board of directors of the Company (the “Board”) of her plan to retire, effective as of December 31, 2023. No changes have been made to Ms. Lawhorn’s compensation, and the treatment of her compensation upon her retirement is consistent with prior Company disclosures regarding executive compensation.

On November 16, 2023, the Company announced that its Board elected Christopher P. Sighinolfi to serve as the Company’s senior vice president and chief financial officer, effective January 1, 2024.

Mr. Sighinolfi, 40, has served as the Company’s vice president, corporate development and investor relations since January 2023. He served as the Company’s vice president, corporate development from September 2021 to December 2022. Before joining the Company, he served as a managing director at Jefferies Financial Group, Inc. (formerly Jefferies LLC), a leading investment banking and capital markets firm, where he covered natural gas utilities, midstream companies, independent U.S. refineries and energy master limited partnerships, from December 2016 to September 2021 and senior vice president at Jefferies Financial Group, Inc. from May 2013 to December 2016.

Mr. Sighinolfi is eligible to participate in the benefit plans described under the “Compensation Discussion and Analysis” on pages 37 through 49 of the Company’s Proxy Statement relating to its 2023 Annual Meeting of Shareholders, as filed with the United States Securities and Exchange Commission on April 5, 2023 (and such descriptions are incorporated herein by this reference).

There are no arrangements or understandings between Mr. Sighinolfi and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Sighinolfi and any director or executive officer of the Company. Mr. Sighinolfi has no direct or indirect interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On November 16, 2023, the Company issued a news release announcing that its Board elected Christopher P. Sighinolfi to serve as the Company’s senior vice president and chief financial officer, effective January 1, 2024. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	News release issued by ONE Gas, Inc. dated November 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE Gas, Inc.

	By:	/s/ Brian K. Shore
Date: November 16, 2023		Brian K. Shore
Vice President, Associate General Counsel and Secretary